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                                                                   Exhibit 10(m)

                                 March 14, 2001


Bemis Company, Inc.
222 South 9th Street
Suite 2300
Minneapolis, MN 55402-4099


         Re:  ADDITION OF BANK UNDER BRIDGE CREDIT AGREEMENT

Ladies/Gentlemen:

         Please refer to the Bridge Credit Agreement dated as of January 12, 2001 among Bemis Company, Inc. (the "Company"), various financial institutions and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Credit Agreement"; capitalized terms used but not defined herein have the respective meanings set forth in the Credit Agreement).

         The Company, the Banks and the Administrative Agent agree that, effective on the date on which the Administrative Agent has received (i) a counterpart of this letter agreement executed by the Company, the Banks and BBL International (U.K.) Limited (the "New Bank") and (ii) a Note payable to the New Bank, the New Bank will become a Bank under the Credit Agreement with a Commitment of $20,000,000.

         By its signature below, the New Bank (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to become a Bank under the Credit Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement and (c) agrees to be bound by the terms of the Credit Agreement as fully and to the same extent as if it were an original Bank under the Credit Agreement.


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         This letter shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                              Very truly yours,

                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and as a Bank


                              By:_________________________
                              Title:______________________

                              BANK ONE, NA (Main Office Chicago), as
                              Documentation Agent and as a Bank


                              By:_________________________
                              Title:______________________


                              WACHOVIA BANK, N.A.


                              By:_________________________
                              Title:______________________


                              WELLS FARGO BANK, NATIONAL ASSOCIATION


                              By:_________________________
                              Title:______________________

                              By:_________________________
                              Title:______________________


                              U.S. BANK NATIONAL ASSOCIATION


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                              By:_________________________
                              Title:_____________________


                              New Bank:

                              BBL INTERNATIONAL (U.K.) LIMITED


                              By:_________________________
                              Title:_____________________


                              By:_________________________
                              Title:_____________________


                              Domestic and Euro-Dollar Lending Office:

                              [Address]
                              Attention: __________________
                              Facsimile: __________________



Acknowledged and Agreed:

BEMIS COMPANY, INC.


By:_________________________
Title:_____________________


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